SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008 (December 23, 2008)

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Capital Group, Inc.

Current Report on Form 8-K

Item 7.01	Regulation FD Disclosure

Item 9.01	Financial Statements and Exhibits

a.	Financial Statements on Businesses Acquired

Not Applicable

b.	Pro Forma Financial Information

Not Applicable

c.	Shell Company Transactions

Not Applicable

d.	Exhibits

Exhibit 99.1 -	Press Release of Knight Capital Group, Inc. issued on December 23, 2008.

Exhibit 99.2 -	Joint Press Release of Direct Edge Holdings LLC and the International Securities Exchange, Inc. issued on December 23, 2008.

The following information is furnished under Item 7.01, “Regulation FD Disclosure”, and Item 9.01 “Financial Statements and Exhibits”. This information, including Exhibit 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 23, 2008, Direct Edge Holdings LLC (“Direct Edge”), for which the Company currently holds an ownership interest, and the International Securities Exchange Holdings, Inc. (“ISE”) completed a transaction through which the ISE Stock Exchange became a wholly owned subsidiary of Direct Edge and the ISE gained a significant equity stake in Direct Edge. In conjunction with the close of the transaction, the Company sold approximately 0.9 million of its 2.8 million Direct Edge units and its interest in the ISE Stock Exchange to the ISE for cash of $47.5 million and will recognize a pre-tax gain, which is subject to adjustment pending finalization of Direct Edge’s purchase accounting, of approximately $50 million in its fourth quarter 2008 financial results. As a result of these transactions, the Company, through one of its non-broker-dealer subsidiaries, reduced its interest in Direct Edge from approximately 38% to 19.9%. The Company’s press release announcing the gain on the closing of the transaction between Direct Edge and the ISE is attached hereto as Exhibit 99.1. The joint press release issued by Direct Edge and the ISE is attached hereto as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: December 29, 2008

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Managing Director, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Knight Capital Group, Inc. issued on December 23, 2008.

99.2	Joint Press Release of Direct Edge Holdings LLC and the International Securities Exchange, Inc. issued on December 23, 2008.